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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        Commission File Number:
June 30, 1997                                                   1-12994

                             THE MILLS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware                                    52-1802283
                   --------                                    ----------
         (State or other jurisdiction                       (I.R.S. Employer
       of incorporation or organization)                  Identification No.)


          1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
          -----------------------------------------------------------
              (Address of principal executive offices - zip code)

                                 (703) 526-5000
                                 --------------
              (Registrant's telephone number, including area code)
          Securities registered pursuant to Section 12(b) of the Act:

                                 Not Applicable
                                ----------------
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          (former name or former address, if changed since last report)
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                             THE MILLS CORPORATION
                                    FORM 8-K
                                     INDEX


ITEM 5.   OTHER EVENTS

          The Registrant is making available additional operational information concerning the Registrant and the properties owned or managed by it as of June 30, 1997, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing.

7.   FINANCIAL STATEMENTS AND EXHIBITS

          Financial Statements

                 NONE.

          Exhibits:

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                                                               Page Number in
Exhibit No.                    Description                         Filing
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
     99                   Supplemental Information as                4
                          of June 30, 1997
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  November 13, 1997


                                                  THE MILLS CORPORATION



                                                  By: /s/ KENNETH R. PARENT
                                                     ------------------------

                                                     Kenneth R. Parent
                                                     Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer
                                                     (Principal Financial and
                                                     Accounting Officer)